ONcore Series of Variable Annuities

The Ohio National Life Insurance Company
(now known as AuguStar Life Insurance Company)

Ohio National Variable Account A
(now known as AuguStar Variable Account A)

Supplement dated October 2, 2023
to the

Prospectuses and Statements of Additional Information dated May 1, 2023 and to the

Updating Summary Prospectuses dated May 1, 2023

The following supplements the prospectuses and statements of additional information dated May 1, 2023, as previously supplemented, and the updating summary prospectuses dated May 1, 2023, as previously supplemented. Please read this supplement in conjunction with your prospectus and statement of additional information and updating summary prospectus and retain it for future reference.

On October 2, 2023 (the “Effective Date”), The Ohio National Life Insurance Company changed its name to AuguStar Life Insurance Company (the “Name Change”). All references to The Ohio National Life Insurance Company in your prospectus, statement of additional information and updating summary prospectus (the “Documents”) are therefore replaced with references to AuguStar Life Insurance Company as of the Effective Date.

You will receive an endorsement to your variable annuity contract that reflects the Name Change.

In connection with the Name Change, Ohio National Variable Account A changed its name to AuguStar Variable Account A. All references to Ohio National Variable Account A in the Documents are therefore replaced with references to AuguStar Variable Account A as of the Effective Date.

In addition, effective September 6, 2023, Ohio National Equities, Inc., the principal underwriter of the contracts, changed its name to AuguStar Distributors, Inc. All references in the Documents to Ohio National Equities, Inc., are therefore replaced with references to AuguStar Distributors, Inc.

The terms and provisions of your contract will not be changed by these name changes.